UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C., 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2024

SAFETY SHOT, INC.

(Exact name of registrant as specified in charter)

Delaware	001-39569	83-2455880
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1061 E. Indiantown Rd., Ste. 110, Jupiter, FL 33477

(Address of principal executive offices) (Zip Code)

(561) 244-7100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SHOT	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Warrants, each exercisable for one share of Common Stock at $8.50 per share	SHOTW	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 on Form 8-K (“Amendment No. 1”) amends Exhibit 99.3 of the Form 8-K filed by Safety Shot, Inc. (the “Company”) on January 16, 2024 (the “January 16 Form 8-K”) in which the Company served its summons and complaint upon Capybara Research and Igor Appelboom via the filing of the January 16 Form 8-K and the publication of a press release, attached to the January 16 Form 8-K as Exhibit 99.1, pursuant to an Order in the matter of Safety Shot, Inc. v. Capybara Research et. al., Case No. 1:23-cv-10728-JSR (the “Capybara Action”).

This Amendment No. 1 hereby amends Exhibit 99.3 of the January 16 Form 8-K to rectify an error in the upload of the original Exhibit 99.3 to the January 16 Form 8-K.

The text and Exhibits 99.1, 99.2 and 99.4 of the January 16 Form 8-K are hereby incorporated by reference and contained hereinafter.

Item 7.01 Regulation FD Disclosure

On January 16, 2024, the Company issued a press release. A copy of the press release is furnished hereto as Exhibit 99.1 and incorporated herein by reference.

Item 8.01 Other Events

On January 10, 2024, The Honorable Jed S. Rakoff in the United States District Court for the Southern District of New York, entered an Order in the matter of Safety Shot, Inc. v. Capybara Research et. al., Case No. 1:23-cv-10728-JSR (the “Capybara Action”), ECF 24 (the Order”), permitting the Company to serve its summons and complaint upon Defendants Capybara Research and Igor Appelboom by filing this Form 8-K and publishing the press release, attached hereto as Exhibit 99.1. Pursuant to the Order, the filing of this Form 8-K, the summons attached hereto as Exhibit 99.2, the complaint attached hereto as Exhibit 99.3 and the Order attached hereto as Exhibit 99.4 shall provide the Constitutional requirement of actual notice of the Action to Defendants Capybara Research and Igor Appelboom pursuant to Rule 4(f)(3) of the Federal Rules of Civil Procedure.

Exhibits 9.01 Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press Release dated January 16, 2024
99.2	Summons
99.3	Complaint
99.4	Order
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 6, 2024

SAFETY SHOT, INC.

By:	/s/ Brian John
Brian John
Chief Executive Officer